UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2006
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LANDAMERICA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-13990 (Commission File Number)	54-1589611 (I.R.S. Employer Identification No.)
101 Gateway Centre Parkway Richmond, Virginia (Address of principal executive offices)	23235-5153 (Zip Code)
Registrant’s telephone number, including area code: (804) 267-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 13, 2006, LandAmerica Financial Group, Inc. issued a press release announcing that the Company will restate audited financial results for the fiscal years 2000 through 2004 and its unaudited quarterly financial statements for the first three quarters of 2005 to correct an accounting error related to the calculation of the Company’s policy and contract claims accrual. A summary of the financial impact of the error is provided in the Company’s press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02. Additional information relating to the restatement of the Company’s financial results is set forth in Item 4.02(a) below.

ITEM 4.02(a).	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On February 10, 2006, management and the Audit Committee of the Board of Directors concluded that the Company needed to restate its audited financial results for the fiscal years 2000 through 2004 and its unaudited quarterly financial results for 2005 resulting from an error in the input data used to calculate its claims reserve. The Company has determined that when a new claims system was implemented in 1999, there was a misinterpretation of data in a new report generated from the new system that caused data regarding claims paid to be reported to the Company's actuaries without the appropriate reduction for recoveries. It was also determined that the error was unintentional and did not appear to be used in any way to adjust earnings. The error resulted in a net understatement of reported earnings and has no impact on the cash flows of the Company.

The Audit Committee discussed the Company's restatements with Ernst & Young LLP, the Company’s independent registered public accounting firm. The Company will include the restated results in its 2005 Annual Report on Form 10-K. In the interim, investors should no longer rely on the financial statements and the associated auditor’s report currently on file with the SEC in the Company’s 2004 Form 10-K or on the unaudited financial statements in the Company’s Form 10-Qs for 2005.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.  The following exhibit is furnished pursuant to Item 2.02 above.

Exhibit No.	Description

99.1	Press Release dated February 13, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.
(Registrant)

Date: February 13, 2006	By:	/s/ Christine R. Vlahcevic
Christine R. Vlahcevic
Senior Vice President & Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 13, 2006